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                                                                     EXHIBIT (5)

                       AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                              80 Pine Street, New York, NY 10005
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                                                VARIABLE ANNUITY ENROLLMENT FORM
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
PLEASE TYPE OR PRINT CLEARLY
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I.  GENERAL INFORMATION
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A 1.  POLICY NUMBER                                           A 2.  CAMPAIGN NUMBER

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B.  CERTIFICATE OWNER NAME (Last, First, Middle Initial)      C.  SOC. SEC. NUMBER                   D.  SEX

                                                                 |  |  |  |  |  |  |  |              [_] MALE  [_] FEMALE
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E.  DATE OF BIRTH (MM-DD-YY)     F.  Telephone                G.  ADDRESS (Street, City, State, Zip Code)

   |      |      |      |        Day     ________________

                                 Evening ________________
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H.  ANNUITANT NAME (Last, First, Middle Initial)              I.  SOC. SEC. NUMBER                   J.  SEX
    (Complete only if different from Owner)
                                                                 |  |  |  |  |  |  |  |              [_] MALE  [_] FEMALE
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K.  DATE OF BIRTH (MM-DD-YY)     L.  Telephone                M.  ADDRESS (Street, City, State, Zip Code)

   |      |      |      |        Day     _______________

                                 Evening _______________
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N. JOINT ANNUITANT NAME (Last, First, Middle Initial)         O.  SOC. SEC. NUMBER                   P.  SEX
   (For Joint & Survivor Annuity Options)
                                                                 |  |  |  |  |  |  |  |              [_] MALE  [_] FEMALE
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Q.  DATE OF BIRTH (MM-DD-YY)                                  R.  ADDRESS (Street, City, State, Zip Code)

   |      |      |      |
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II.  ANNUITY INFORMATION
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A.  ANNUITY INCOME OPTIONS - TYPE OF ANNUITY                                                         B.  PREMIUM AMOUNT
[[_] Life With 10 Years Certain   [_] Life With 15 Years Certain  [_] Life With 20 Years Certain
[_] Life Only  [_] Life & 100% Survivor  [_] Life & 50% Survivor  [_] Full Cash Refund               [___% of the vested balance
[_] Other   ________________________________]                                                            of my employer pension
                                                                                                         plan, which is
                                                                                                         approximately
                                                                                                     $ ______________________ ]
                                                                                                     [$ _____________________ ]
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C.  ANNUITY DATE  - INCOME START DATE  (MM-DD-YY)             D.  Is Annuitant a U.S. Citizen?: [_] Yes  [_] No  If No, does

      |      |      |      |                                      Annuitant have a resident address in the U.S.? [_] Yes  [_] No
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E.  BENEFICIARY DESIGNATION  (For Period Certain and Cash Refund Annuity Options)

       NAME:______________________________________________________              RELATIONSHIP:  ____________________________
              (Last, First , Middle Initial)

    ADDRESS:______________________________________________________              DATE OF BIRTH:      |      |       |      |
              (Street)

           _______________________________________________________              SOC. SEC. #:  |   |   |   |   |   |   |   |
              (City, State, Zip)
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F.  (OPTIONAL)  SECOND BENEFICIARY DESIGNATION  (For Period Certain and Cash Refund Annuity Options)

       NAME:______________________________________________________              RELATIONSHIP:  ____________________________
              (Last, First , Middle Initial)

    ADDRESS:______________________________________________________              DATE OF BIRTH:      |      |       |      |
              (Street)

           _______________________________________________________              SOC. SEC. #:  |   |   |   |   |   |   |   |
              (City, State, Zip)
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III. INVESTMENT CHOICES FOR ANNUITY BENEFIT
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You may elect any percentage combination of investment choices. The cumulative total for all choices elected must equal one hundred percent (100%). All percentages must be expressed as a whole number. You are not required to allocate to every investment choice; however, the minimum allocation to any investment choice that you do elect is five percent (5%).

Fixed Income:

    Fixed Income Account      _____%

Variable Income:

    [Money Market Portfolio]  _____%                          [Mid Cap Growth Portfolio] _____%

    [Equity Growth Portfolio] _____%                          [Technology Portfolio]     _____%

    [Fixed Income Portfolio]  _____%                          [Value Portfolio]          _____%

    [International Magnum]    _____%

TOTAL (all Fixed and Variable Income allocations)                                          100%
                                                                                       -------

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IV. FEDERAL TAX WITHHOLDING
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[_] I have completed the attached W-4P; IRS Form - Withholding Certificate for Pension or Annuity Payments.

Note: If no W-4P is completed, automatic FEDERAL income tax withholding will apply. American International Life Assurance
Company of New York will not withhold State income tax, unless requested by the Annuitant or required by the State. The
Annuitant may be liable for the payment of State income tax on the distribution.
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V. DIRECT DEPOSIT
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[_] I have completed the attached authorization form for Direct Deposit to my bank account.
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VI. REQUEST FOR SAI
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[_] I request a copy of the current Statement of Additional Information.
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VII. CERTIFICATION
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I hereby certify that the information and elections made above and on the Direct Deposit Authorization form are accurate.

[I elect to make this purchase as a Direct Rollover IRA.] I understand the terms and conditions of the forms of annuities listed in the Annuity Income Options Section. Any payments made by American International Life Assurance Company of New York to the
above named Annuitant are subject to the terms of policy number [GA-xxxxx].

I understand that annuity payments and surrender values, when based upon the investment experience of the Separate Account, are variable and are not guaranteed as to a fixed dollar amount. Receipt of a current Variable Annuity and Fund Prospectus, and/or supplement, and IRA Disclosure Statement, if applicable, is hereby acknowledged.

X  ______________________________________ | ______________    Signed at: _______________________________________
   Signature of Annuitant                     Date                          City                    State

X  ______________________________________ | ______________
   Signature of Joint Annuitant (if any)      Date
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24GVIA1000